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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 2054960

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 2, 2004

Bi-Optic Ventures Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada         000-49685                     N/A          A

(State or other           (Commission File Number)  (IRS Identification No.)

 jurisdiction of

 incorporation)

1030 West Georgia Street, #615, Vancouver, British Columbia, Canada  V6E 2Y3

 (Address of principal executive offices)                (Zip or Postal Code)

____________________604-689-2646___________________

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former name or former address, if changes since last report)

Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events and Regulation FD Disclosure.

Item 6.  Resignations of Registrant's Directors.

          --- No Disclosure Necessary ---

Item 7.  Financial Statements and Exhibits.

1.  Notice of Meeting and Record Date, dated June 3, 2004

2.  Notice of Meeting, dated June 11, 2004

3.  Management Proxy/Information Circular, dated June 11, 2004 for Annual General Meeting to be held August 4, 2004

4.  Form of Proxy, SEDAR filed June 28, 2004

Item 8.  Change in Fiscal Year.

Item 9.  Regulation FD Disclosure.

Item 10.  Amendments to the Registrant’s Code of Ethics or Waiver of a

          Provision of the Code of Ethics.

Item 11.  Temporary Suspension of Trading Under Registrant’s

          Employee Benefit Plans

Item 12.  Results of Operations and Financial Condition

          --- No Disclosure Necessary ---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2004        Bi-Optic Ventures Inc._______________________________

                          (Registrant)

/s/ Harry Chew_______________________________________________________________

(Signature)

(Harry Chew, President/Director)